UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2002

DJ ORTHOPEDICS, INC.
(Exact name of Registrant as specified in charter)

DELAWARE	001-16757	33-0978270

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2985 Scott Street
Vista, California 92083
(800) 336-5690

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

N/A

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

     On August 1, 2002, the Company announced the appointment of Jack R. Blair as Chairman of its Board of Directors. Additionally, the Company announced that it is commencing the process of streamlining its organization and improving its cost structure by consolidation of certain executive positions and corporate functions. The Company has engaged AlixPartners, LLC a company specializing in corporate performance improvements, to expedite the development of a financial and operating performance improvement program. The Company has not yet determined the cost of the improvement program or the impact the results of such program will have on the future financial performance of the Company.

     Copies of the press releases issued by the Company are attached as exhibits to this Current Report on Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

     The following exhibits are filed herewith:

Exhibit No.	Document

99.1	Press Release, dated as of August 1, 2002, related to appointment of Jack Blair to Chairman of the Board of Directors

99.2	Press Release, dated as of August 1, 2002, related to announcement of second quarter 2002 financial results and organizational and cost reduction actions

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DJ ORTHOPEDICS, INC.

(Registrant)

Date:	August 2, 2002	BY:	/s/ LESLIE H. CROSS

Leslie H. Cross President and Chief Executive Officer (Principal Executive Officer)

Date:	August 2, 2002	BY:	/s/ VICKIE L. CAPPS

Vickie L. Capps Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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